Rule 497(e)

Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND
(the “Trust”)

FIRST TRUST DOW 30 EQUAL WEIGHT ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

DATED MARCH 20, 2020

Notwithstanding anything to the contrary in the Fund’s Prospectus, the Fund’s Index Provider has announced that, due to the current period of extreme global market volatility, market wide circuit breaker events and exchange closures, the March 2020 scheduled rebalance and reconstitution of the Fund’s Index has been postponed. This means that securities will not be bought, sold or reweighted pursuant to the Fund’s stated Index methodology until the Index Provider resumes normal rebalancing and reconstitution of the Fund’s Index. As of the date of this supplement, the Index Provider has not announced a revised timeline for the rebalance and reconstitution of the Fund’s Index. During this delay, it is possible that the Index and, in turn, the Fund will deviate from its stated Index methodology and therefore experience returns different than those that would have been achieved under a normal rebalance and reconstitution schedule.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE